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                                                                  EXHIBIT 10.3.3


                             SUBSCRIPTION AGREEMENT

                  THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made as of [SEE ITEM 1 ANNEX A], by and between MDMI Holdings, Inc., a Colorado corporation formerly known as Medical Device Manufacturing, Inc. (the "Company") and [SEE
ITEM 2 ANNEX A] ("Holder").

                                    RECITALS

                  WHEREAS, the Company wishes to issue, and Holder wishes to acquire [SEE ITEM 3 ANNEX A] (collectively, the "Shares") in exchange for the contribution in cash to the capital of the Company in an amount equal [SEE ITEM 4 ANNEX A] (the "Purchase Price").

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

                  1. SUBSCRIPTION & ACCEPTANCE; AMOUNT AND PAYMENT OF PURCHASE PRICE.

                           (a) Holder hereby irrevocably subscribes for and
agrees to acquire from the Company the Shares in exchange for the contribution of the Purchase Price to the capital of the Company. The Company will countersign this Agreement to accept Holder's subscription. Notwithstanding the foregoing, Holder understands this Agreement will be returned promptly to Holder and all of the Purchaser's obligations under this Agreement will terminate if the Company does not accept this Agreement.

                           (b) The Purchase Price required to purchase the
Shares subscribed for hereunder shall be payable in full on or before the closing date (the "Closing Date") as shall be established by the Company.

                           (c) Subject to the Company's acceptance of Holder's
subscription hereunder, the Shares subscribed for herein shall not be deemed issued to, and owned by, the Holder until the Purchase Price has been remitted to the Company. Once the payment of the Purchase Price for all Shares to be purchased by the Holder is received by the Company, then on the Closing Date the Company shall issue and deliver to the Holder a certificate evidencing such Holder's ownership of the Shares subscribed for herein.

                  2. REPRESENTATIONS OF HOLDER. In connection with the acquisition of the Shares hereunder, Holder represents and warrants to the Company that the statements contained in this paragraph 2 are true, accurate, correct and complete in all material respects.

                           (a) The Shares to be acquired by Holder pursuant to
this Agreement will be acquired for Holder's own account and not with a view to, or intention of, distribution


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thereof in violation of the Securities Act of 1933, as amended (the "Securities
Act"), or any applicable state securities laws, and none of the Shares will be disposed of in contravention of the Securities Act or any applicable state securities laws.

                           (b) Holder is an accredited investor, as such term is
defined under Rule 501 of Regulation D promulgated under the Securities Act, and Holder is sophisticated and able to (i) fend for himself, (ii) evaluate the risks and benefits of the investment in the Shares and (iii) is familiar with, and has been afforded full access to and has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Shares and such other information concerning the Company that Holder has requested and is required in Holder's judgment to make an informed decision to acquire the Shares.

                           (c) Holder is able to bear the economic risk of
Holder's investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act and any applicable state securities acts or an exemption from such registration is available.

                           (d) Holder will not sell, assign or otherwise
transfer the Shares subscribed for herein unless such sale, assignment or other transfer is made in compliance with the terms of that Shareholders' Agreement dated July 6, 1999, among the Company, Holder and certain other individuals as such agreement may be amended from time to time (the "Shareholders' Agreement").

                           (e) Holder has full corporate or individual power, as
applicable, and authority to execute and deliver this Agreement and to perform its, his or her obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of Holder, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by Holder does not and will not (A) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws or similar organizational documents of Holder, as applicable (B) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Agency (as defined below) to which Holder is subject or (C) conflict with, violate or constitute a breach or default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or of any agreement, contract or instrument to which Holder is a party or result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, note, bond, mortgage, deed of trust, or other arrangement to which Holder is a party or by which he is bound or to which any of its, his or her assets is subject and Holder further represents and warrants that Holder is not now in breach of any such agreement, contract or instrument to which Holder is a party. Holder need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any Governmental Authority in order to consummate the transactions contemplated hereby.

                           (f) Holder has no liability or obligation to pay any
fees or commissions to any broker, finder or agent with respect to the transactions contemplated hereby for which the Company could become liable or obligated.


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                           (g) There are no bankruptcy, reorganization or
arrangement proceedings pending against, being contemplated by, or, to the knowledge of Holder, threatened against him.

                  3. REPRESENTATIONS OF THE COMPANY. In connection with the issuance of the Shares hereunder, the Company represents and warrants to Holder that the statements contained in this paragraph 3 are true, accurate, correct and complete in all material respects.

                           (a) The Company was incorporated on July 2, 1999 and
is duly organized, validly existing and in good standing under the laws of the State of Colorado with all requisite power and authority (corporate and otherwise) to own, lease and operate its respective properties and assets and to carry on its business as now being conducted and is duly qualified or licensed to do business as a foreign corporation in good standing in the jurisdictions in which the ownership, lease or operation of its property or the conduct of its business requires such qualification. As of the Closing, except for G&D, Inc. d/b/a Star Guide Corporation, Noble-Met, Ltd., Noble-Met Foreign Sales Corporation, Medical Engineering Resources, Ltd., UTI Acquisition Corp. and Medical Device Manufacturing, Inc., formerly known as MDMI Newco, Inc., the Company (i) has no Subsidiaries, where Subsidiary means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company and (ii) does not have a direct or indirect ownership interest in any other person or entity.

                           (b) The Company has full power and authority to
execute, deliver and perform its obligations under this Agreement and the documents and instruments contemplated hereby and to carry out the transactions contemplated hereby and thereby. The Company has duly approved and authorized the execution and delivery of this Agreement and the documents and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby, and no other corporate proceedings or other action on the part of the Company is necessary to approve and authorize the execution, delivery and performance by the Company of this Agreement and the documents and instruments contemplated hereby or the consummation by the Company of the transactions contemplated hereby or thereby. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (c) The Shares to be issued pursuant to this
Agreement have been duly authorized by all necessary corporate action and are authorized by the Articles of Incorporation and have been validly issued and, when paid for in accordance with this Agreement, will be fully paid and nonassessable equity interests in the Company.

                           (d) The authorized capital stock of the Company
consists of (i) 50,000,000 shares of common stock, $.01 par value per share ("Common Stock") of which


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150,000 shares of voting common stock are issued and outstanding and 0 shares of non-voting convertible common stock are issued and outstanding and (ii) 50,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock"), of which (A) 2,500,000 shares have been designated as Class A-1 5% Convertible Preferred Stock and 868,372 shares of such class are issued and outstanding, (B) 1,400,000 shares have been designated as Class A-2 5% Convertible Preferred Stock and 1,125,000 shares of such class are issued and outstanding, (C) 26,456 shares have been designated as Class A-3 5% Convertible Preferred Stock and 26,456 shares of such class will be issued and outstanding upon Closing (D) 6,250,000 shares have been designated as Class A-4 5% Convertible Preferred Stock and 3,437,500 shares of such class will be issued and outstanding upon Closing, (E) 1,000,000 shares have been designated as Class AA Convertible Preferred Stock and 515,882 shares of such class will be issued and outstanding upon Closing (F) 300,000 shares have been designated as Class
B-1 Convertible Preferred Stock and 300,000 shares of such class are issued and outstanding and (G) 200,000 shares have been designated as Class B-2 Convertible Preferred Stock and 100,000 shares will be issued and outstanding upon Closing. All such outstanding shares are duly and validly issued, were not issued in violation of any preemptive rights, are fully paid, and nonassessable, and each of such shares has been issued in compliance with all applicable federal and state securities laws.

                  4. RESTRICTIONS ON TRANSFERABILITY.

                           (a) RESTRICTED SECURITIES.

                                    (i) All securities transferred pursuant to
this Agreement are Restricted Securities (as defined below in subparagraph 4(a)(iii) below) that are transferable pursuant to (A) public offerings registered under the Securities Act, (B) Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available and (C) subject to the conditions specified in subparagraph 4(a)(ii) below, any other legally available means of transfer.

                                    (ii) In connection with the transfer of any
Restricted Securities (other than a transfer described in subparagraph 4(i)(A) or (B) above), the holder thereof will deliver written notice to the Company describing the transfer or proposed transfer, and, if requested by the Company, will also deliver an opinion (reasonably satisfactory to the Company) of counsel that (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such Restricted Securities may be transferred without registration of such Restricted Securities under the Securities Act.

                                    (iii) For the purposes of this Agreement,
"Restricted Securities" means the Shares, and any securities issued with respect thereto by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (A) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (B) become eligible for sale and have actually been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. Whenever any particular securities cease


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to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new certificates therefor not bearing a Securities Act legend of the character set forth in paragraph 5(a).

                           (b) SHAREHOLDERS' AGREEMENT. In addition to the
restrictions set forth in paragraph 4(a), Holder may not sell, assign or otherwise transfer the Shares subscribed for herein unless such sale, assignment or other transfer is made in compliance with the terms of the Shareholders' Agreement.

                  5. MISCELLANEOUS.

                  (a) RESTRICTIVE LEGEND. In addition to any legend required by the Shareholders' Agreement, each certificate for Restricted Securities will be imprinted with a legend in substantially the following form:

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER, ENCUMBRANCE, PLEDGE, ASSIGNMENT OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS AND RESTRICTIONS SPECIFIED IN (1) A SUBSCRIPTION AGREEMENT, DATED AS OF ___________, 2000, BY AND BETWEEN THE COMPANY AND A CERTAIN INVESTOR AND (2) A SHAREHOLDERS' AGREEMENT, DATED AS OF JULY 6, 1999, BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS AND RESTRICTIONS HAVE BEEN FULFILLED OR LIFTED WITH RESPECT TO SUCH TRANSFER. A COPY OF THE CONDITIONS OR AGREEMENTS REFERENCED ABOVE MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

Each of the undersigned parties agrees that the Company may instruct its transfer agent to impose transfer restrictions on the Shares represented by certificates bearing the legend referred to in this paragraph 5(a) to enforce the provisions of this Agreement. The legend shall be removed or modified upon termination of the conditions or restrictions set forth therein or pursuant to subparagraph 4(a)(iii).

                  (b) SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein or in any instruments of transfer or assignment, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the


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respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for Holder's benefit as a purchaser or holder of the Shares are also for the benefit of, and enforceable by, any subsequent holder of such Shares.

                  (c) WAIVER. The Holder hereby irrevocably waives, remises, releases and forever discharges the Company and KRG Capital Partners, LLC, and each of their officers, directors, agents and affiliates from any and all manner of action and all actions, causes of action, suits, controversies, liabilities, damages, judgments, claims or demands of whatsoever kind or nature, in law or in equity relating to, or arising from, any statements, implications, inferences, suggestions, predictions or hypotheses regarding the current or future value of the Shares.

                  (d) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in counterparts, both of which need not contain the signatures of more than one party, but both such counterparts taken together will constitute one and the same Agreement. This Agreement may be executed and delivered by facsimile transmission.

                  (e) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (f) GOVERNING LAW. This Agreement will be governed by the internal law, and not the law of conflicts, of the State of Colorado.

                  (g) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this paragraph 5(g) as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of Holder, to his or her address as is designated in writing from time to time by Holder, (ii) in the case of the Company, to its principal office and (iii) in the case of any transferee of a party to this Agreement or its transferee, to such transferee at its address as designated in writing by such transferee to the Company from time to time.

                            [SIGNATURE PAGE FOLLOWS]



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                  IN WITNESS WHEREOF, Holder has executed this Subscription
Agreement as of the date first written above.



                                      HOLDER

                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------



                                      [SEE ITEM 5 ANNEX A]
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                                     ANNEX A
                      [A-4 5% CONVERTIBLE PREFERRED STOCK]

                  The foregoing form of Subscription Agreement was entered into by thirteen Investors. The information omitted from the foregoing form of Subscription Agreement with respect to such Investors, which are designated below as parties A through L, respectively, is set forth below:

ITEM 1

Party A:      May 31, 2000
Party B:      May 31, 2000
Party C:      May 31, 2000
Party D:      May 31, 2000
Party E:      May 31, 2000
Party F:      May 31, 2000
Party G:      May 31, 2000
Party H:      May 31, 2000
Party I:      May 31, 2000
Party J:      May 31, 2000
Party K:      May 31, 2000
Party L:      May 31, 2000

ITEM 2

Party A:      CMS Co-Investment Subpartnership
Party B:      CMS PEP XIV Co-Investment Subpartnership
Party C:      Kleinwort Benson Holdings, Inc.
Party D:      Reliastar Financial Corp.
Party E:      DB Capital Investors, LP
Party F:      The Phoenix Insurance Company
Party G:      The Travelers Indemnity Company
Party H:      AIG Private Equity Fund (Bermuda) Ltd.
Party I:      Birmingham Fire Insurance Company of Pennsylvania
Party J:      Environmental & Information Technology Private Equity Fund III, LP
Party K:      Infrastructure & Environmental Private Equity Fund III, LP
Party L:      BancBoston Investments, Inc.

ITEM 3

Party A: 375,000 shares of Class A-4 5% Convertible Preferred Stock Party B: 125,000 shares of Class A-4 5% Convertible Preferred Stock
Party C:      31,250 shares of Class A-4 5% Convertible Preferred Stock
Party D:      31,250 shares of Class A-4 5% Convertible Preferred Stock
Party E:      234,375 shares of Class A-4 5% Convertible Preferred Stock


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Party F:     104,375 shares of Class A-4 5% Convertible Preferred Stock
Party G:     208,125 shares of Class A-4 5% Convertible Preferred Stock
Party H:     93,750 shares of Class A-4 5% Convertible Preferred Stock
Party I:     531,250 shares of Class A-4 5% Convertible Preferred Stock
Party J:     18,750 shares of Class A-4 5% Convertible Preferred Stock
Party K:     75,000 shares of Class A-4 5% Convertible Preferred Stock
Party L:     234,375 shares of Class A-4 5% Convertible Preferred Stock

ITEM 4

Party A:     $6,000,000
Party B:     $2,000,000
Party C:     $500,000
Party D:     $500,000
Party E:     $3,750,000
Party F:     $1,670,000
Party G:     $3,330,000
Party H:     $1,500,000
Party I:     $8,500,000
Party J:     $300,000
Party K:     $1,200,000
Party L:     $3,750,000

ITEM 5

Party A:     CMS CO-INVESTMENT SUBPARTNERSHIP, a Delaware general partnership
             By: CMS Co-Investment Partners, L.P., a Delaware limited
             partnership
                 By: CMS/Co-Investment Associates, L.P., a Delaware limited partnership
                     By: MSPS/Co-Investment, Inc., a Delaware corporation
                         By: /s/ AUTHORIZED SIGNATURE
                             Its: Vice President
                 By: CMS 1997 Investment Partners, L.P., a Delaware limited partnership
                     By: CMS 1997, Inc., a Delaware corporation
                         By: /s/ AUTHORIZED SIGNATURE
                             Its: Vice President
             By: CMS Co-Investment Partners I-Q, L.P., a Delaware limited partnership
                 By: CMS/Co-Investment Associates, L.P., a Delaware limited partnership
                      By: MSPS/Co-Investments, Inc., a Delaware
                      corporation
                      By: /s/ AUTHORIZED SIGNATURE
                          Its: Vice President


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             By: CMS 1997 Investment Partners, L.P., a Delaware limited partnership
                 By: CMS 1997, Inc., a Delaware corporation
                     By: /s/ AUTHORIZED SIGNATURE
                                       Its: Vice President
Party B:     CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP, a Delaware general partnership
             By: CMS Private Equity Partners XIV, L.P., a Delaware limited partnership
                 By: CMS PEP XIV Associates, L.P., a Delaware limited
                 partnership
                     By: MSPS PEP XIV, Inc., a Delaware corporation
                         By: /s/ AUTHORIZED SIGNATURE
                             Its: Vice President
                 By: CMS 1999 Investment Partners, L.P., a Delaware limited partnership
                     By: CMS 1999, Inc., a Delaware corporation
                         By: /s/ AUTHORIZED SIGNATURE
                                 Its: Vice President
             By: CMS Private Equity Partners XIV-Q, L.P., a Delaware limited partnership
                 By: CMS PEP XIV Associates, L.P., a Delaware limited
                 partnership
                     By: MSPS PEP XIV, Inc., a Delaware corporation
                         By: /s/ AUTHORIZED SIGNATURE
                             Its: Vice President
                 By: CMS 1999 Investment Partners, L.P., a Delaware limited partnership
                     By: CMS 1999, Inc., a Delaware corporation
                         By: /s/ AUTHORIZED SIGNATURE
                             Its: Vice President
Party C:     KLEINWORT BENSON HOLDINGS, INC.
             By:    /s/ JONATHAN S. WALKER      /s/ FRANK HARTE
             Name:  Jonathan S. Walker          Frank Harte
             Title: Director & SVP              CFO & Director
Party D:     RELIASTAR FINANCIAL CORP.
             By:    /s/ MARK S. JORDAHL
             Name:  Mark S. Jordahl
             Title: Senior Vice President
Party E:     DB CAPITAL INVESTORS, LP
             By:    /s/ CHARLES AYRES
             Name:  Charles Ayres
             Title: Managing Director
Party F:     THE PHOENIX INSURANCE COMPANY
             By:    /s/ STEVEN K. HARTT
             Name:  Steven K. Hartt
             Title: Investment Officer


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Party G:     THE TRAVELERS INDEMNITY COMPANY
             By:    /s/ STEVEN K. HARTT
             Name:  Steven K. Hartt
             Title: Investment Officer
Party H:     AIG PRIVATE EQUITY FUND (BERMUDA) LTD.
             By:    /s/ L.M. MURPHY
             Name:  L.M. Murphy
             Title: Vice President & Secretary
Party I:     BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
             By:    /s/ DAVID PINKERTON
             Name:  David Pinkerton
             Title: Vice President
Party J:     ENVIRONMENTAL & INFORMATION TECHNOLOGY PRIVATE EQUITY
             FUND III, LP, a civil partnership with limitation of liability established under the laws of the Federal Republic of Germany
             By: Infrastructure and Environmental Private Equity Management, L.L.C., its General Partner
             By: First Analysis IEPEF Management Company III, LLC, A  Member
             By: First Analysis Corporation, A Member
             By: /s/ BRET R. MAXWELL
                 Bret R. Maxwell, Vice-Chairman
Party K:     INFRASTRUCTURE AND ENVIRONMENTAL PRIVATE EQUITY FUND III, L.P.
             By: Infrastructure and Environmental Private Equity Management, L.L.C., its General Partner
             By: First Analysis IEPEF Management Company III, LLC, A  Member
             By: First Analysis Corporation, A Member
             By: /s/ BRET R. MAXWELL
                 Bret R. Maxwell, Vice-Chairman
Party L:     BANCBOSTON INVESTMENTS, INC.
             By:    /s/ THERESA A. NIBI
             Name:  Theresa A. Nibi
             Title: Director



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